Exhibit 99.1

                           JOINT FILING AGREEMENT
                           ----------------------

              In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the Class A Limited Partnership Units of Heartland Partners, L.P., a Delaware limited partnership, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Section 13d-1(f)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

Dated: January 7, 1999

                           WAVELAND PARTNERS, L.P.
                           By: Waveland Capital Management, L.P.
                               Its: General Partner
                               By:  Clincher Capital Corporation
                                    Its: General Partner

                                    By: /s/ David S. Richter
                                        ---------------------------
                                        David S. Richter, President

                           WAVELAND CAPITAL MANAGEMENT, L.P.
                           By: Clincher Capital Corporation
                               Its: General Partner

                               By: /s/ David S. Richter
                                   -----------------------------
                                   David S. Richter, President

                           CLINCHER CAPITAL CORPORATION


                           By: /s/ David S. Richter
                               -----------------------------
                               David S. Richter, President


                           WAVELAND CAPITAL MANAGEMENT, LLC



                           By: /s/ David S. Richter
                               -----------------------------
                               David S. Richter, Manager


                           WAVELAND PARTNERS, LTD.


                           By: /s/ David S. Richter
                               -----------------------------
                               David S. Richter, President



                           WAVELAND INTERNATIONAL, LTD.

                           By: /s/ David S. Richter
                               -----------------------------
                               David S. Richter, President